UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2019

TERADATA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33458	75-3236470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17095 Via Del Campo San Diego, California	92127
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (866) 548-8348

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on which Registered
Common Stock, $0.01 par value	TDC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 7, 2019, Teradata Corporation (the “Company” or “Teradata”) issued a press release setting forth its third-quarter 2019 operating results as well as current revenue and earnings per share outlook estimates for the fourth quarter and full-year 2019 (the “Earnings Release”), as set forth below in Item 7.01, and incorporated herein by reference. A copy of the Earnings Release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Election of Victor Lund as Interim President and Chief Executive Officer

Departure of Oliver Ratzesberger as President and Chief Executive Officer and Director

On November 7, 2019, the Company issued a press release (the “Management Change Press Release”) announcing that, on November 4, 2019, Teradata’s Board of Directors (the “Board”) elected Victor L. Lund as Interim President and Chief Executive Officer (“CEO”) of the Company, effective as of November 5, 2019 (the “Effective Date”), and that, upon mutual agreement between the Board and Oliver Ratzesberger, as of the Effective Date, Mr. Ratzesberger is no longer serving as President and Chief Executive Officer. In connection with his removal as President and CEO, Mr. Ratzesberger has resigned from the Board as of the Effective Date. The Board has initiated a search for the new President and CEO, and Mr. Lund has agreed to serve in this interim capacity until the completion of the search process. Mr. Lund will remain on the Board as its Executive Chairman.

Mr. Lund, age 72, has served as the Company’s Executive Chairman of the Board since January 2019, and was previously President and CEO of the Company from May 2016 until that time. Previously, Mr. Lund served as the Non-Executive Chairman of the Board of DemandTec, Inc., a publicly-held, on-demand applications company, from 2006 until 2012, and was a member of its board from 2005 until 2012. Mr. Lund was Non-Executive Chairman of the Board of Mariner Health Care, Inc., a long-term health care services company, from 2002 until 2004 and Vice Chairman of Albertson’s, Inc. from 1999 to 2002. Prior to that, he served as Chairman and CEO of American Stores Company. During his extended career with American Stores, Mr. Lund also held executive positions of increasing responsibility leading to Chairman and CEO, including Chief Financial Officer and Executive Vice President. Earlier in his career, Mr. Lund was a practicing certified public accountant. He also serves as a director of Service Corporation International and a number of privately-held companies.

There are no arrangements or understandings between Mr. Lund and any other person pursuant to which he was elected as President and CEO, and there are no family relationships between Mr. Lund and any of the Company’s other directors or executive officers. There are no transactions in which Mr. Lund has a direct or indirect interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

In connection with Mr. Ratzesberger’s departure as President and CEO, he is eligible to receive severance and other benefits as a Level I participant upon the terms, and subject to the conditions, of the Teradata Executive Severance Plan.

A copy of the Management Change Press Release is attached hereto as Exhibit 99.2 and hereby incorporated by reference.

Election of Kim Nelson as Director

On November 5, 2019, the Board elected Kimberly K. Nelson as a director as of November 5, 2019. Ms. Nelson was elected to Class I, with a term expiring at the Annual Meeting of Stockholders in 2020, or until such time as her successor is duly elected and qualified or as is otherwise provided in Teradata’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws. On November 7, 2019, the Company issued a press release announcing Ms. Nelson’s election as a director (“New Director Press Release”), a copy of which is attached hereto as Exhibit 99.3 and hereby incorporated by reference.

The Board has determined that Ms. Nelson is independent under Teradata’s Board of Directors Corporate Governance Guidelines and the requirements of the New York Stock Exchange. There are no arrangements or understandings between Ms. Nelson and any other person pursuant to which she was elected as a director and there are no transactions involving Ms. Nelson that would be required to be reported under Item 404(a) of Regulation S-K. As of the Effective Date, Ms. Nelson was appointed to serve as a member of the Audit Committee of the Board.

Ms. Nelson will participate in certain non-employee director compensation arrangements under the Teradata Corporation Director Compensation Program, as amended (the “Program”). Under the terms of the Program, Ms. Nelson will receive a prorated annual retainer for the year ending on the date of the Company’s Annual Meeting of Stockholders in 2020 in the amount of $25,000, with an additional prorated retainer amount of $6,250 for serving as a member of the Audit Committee. Under the Company’s equity approval policy, no equity-based award may be granted to non-employee directors during a Company blackout period. Because Teradata was in a blackout period on the Effective Date, the Board has deferred approval of any equity grants to Ms. Nelson until after Teradata’s third quarter blackout period expires in early November. At that time, the Board expects to approve equity grants to Ms. Nelson under the terms of the Program, including an initial restricted share unit equity award with a value of $75,000 and a prorated annual restricted share unit equity award with a value of $104,167.

Item 7.01	Regulation FD Disclosure.

The information set forth above under Item 2.02 “Results of Operations and Financial Condition” is furnished pursuant to this Item 7.01 and Exhibit 99.1 is hereby incorporated by reference into this Item 7.01.

This Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements generally relate to opinions, beliefs and projections of expected future financial and operating performance, business trends, and market conditions, among other things. These forward-looking statements are based upon current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially, including the factors discussed in this current report on Form 8-K and those relating to: the global economic environment and business conditions in general or on the ability of our suppliers to meet their commitments to us, or the timing of purchases by our current and potential customers; the rapidly changing and intensely competitive nature of the information technology industry and the data analytics business; fluctuations in our operating results, including as a result of the pace and extent to which customers shift from perpetual to subscription-based licenses; our ability to realize the anticipated benefits of our business transformation program or other restructuring and cost saving initiatives; risks inherent in operating in foreign countries, including foreign currency fluctuations; risks associated with data privacy, cyberattacks and maintaining secure and effective internal information technology and control systems; the timely and successful development, production or acquisition and market acceptance and quality of new and existing products and services; tax rates; senior management changes, workforce turnover and the ability to attract and retain skilled employees; protecting our intellectual property; availability and successful exploitation of new alliance and acquisition opportunities; recurring revenue may decline or fail to be renewed; the impact on our business and financial reporting from changes in accounting rules; and other factors described from time to time in Teradata’s filings with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K, as amended by its Form 10-K/A, and subsequent quarterly reports on Forms 10-Q, as well as the Company’s annual report to stockholders. Teradata does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated November 7, 2019, issued by the Company (Earnings Release).

99.2	Press Release dated November 7, 2019, issued by the Company (Management Change Press Release).

99.3	Press Release dated November 7, 2019, issued by the Company (New Director Press Release).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

By:	/s/ Laura K. Nyquist
Laura K. Nyquist
General Counsel and Assistant Secretary

Dated: November 7, 2019